CERTIFICATIONS

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Montpellier Group, Inc. (the "Company") on Form 10KSB for the period ended October 31, 2004, as filed with the Securities and Exchange Commission on this date, the undersigned, being the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	the report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date December 13, 2005	Signed:	/s/ Roland Vetter
	Name:	Roland Vetter
	Title:	President CFO